FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 2nd day of July, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), DAVIS VARIABLE ACCOUNT FUND, INC. (the “Fund”), DAVIS SELECTED ADVISERS, L.P. (the “Adviser”), DAVIS DISTRIBUTORS, LLC. (the “Distributor”), collectively the Parties, and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

RECITALS

WHEREAS, GWL&A, the Fund, the Adviser and the Distributor are parties to a Fund Participation Agreement dated December 16, 2004 (the “Agreement”); and

WHEREAS, the Parties to the Agreement desire to add First GWL&A, a New York life insurance company, as a Party to the Agreement; and

WHEREAS, the Parties to the Agreement desire to add additional Separate Accounts.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.

First GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including First GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to GWL&A shall also be applicable to First GWL&A, with the following changes: (i) the First GWL&A Account” was established by the Board of Directors of First GWL&A, under the insurance laws of the State of New York; (ii) references in Section 2.1 to Colorado shall be changed to New York for the purposes of the First GWL&A Account; and (iii) references in Section 12.5 to the Colorado Insurance Commissioner and Colorado insurance regulations shall be to the New York Insurance Commissioner and New York insurance regulations for the purposes of the First GWL&A Account. The rights and obligations of GWL&A and First GWL&A under the Agreement as amended hereby shall be several and not joint.

2.	All references to the “Account” now include the COLI VUL Series Account 4 (GWL&A);

3.	All references to the “First GWL&A Account” include the COLI VUL Series Account 2 (First GWL&A) and the COLI VUL Series Account 4 (First GWL&A).

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 2nd day of July, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker________________

Name: Ron Laeyendecker

Title: Senior Vice-President

Date:July 13, 2007

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Robert Shaw	________________

Name: Robert Shaw

Title: Senior Vice-President

Date:July 13, 2007

DAVIS VARIABLE ACCOUNT FUND, INC.

By its authorized officer,

By: /s/ Kenneth C. Erich	________________

Name: Kenneth C. Erich

Title: Executive Vice-President

Date: July 2, 2007

DAVIS SELECTED ADVISERS, L.P.

By its authorized officer,

By: /s/ Kenneth C. Erich	________________

Name: Kenneth C. Erich

Title: Chief Operating Officer

Date: July 2, 2007

DAVIS DISTRIBUTORS, LLC

By its authorized officer,

By: /s/ Kenneth C. Erich	________________

Name: Kenneth C. Erich

Title: President

Date:July 2, 2007